AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS   |   UNION CONSTRUCTION JOBS   |   HOUSING FINANCE

Performance Commentary | January 2021

For January 2021, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.29% and a net return of -0.32%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate or Index), reported a return of -0.72% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Barclays Aggregate included:

●         The portfolio’s ongoing yield advantage over the Barclays Aggregate.

●         Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries tightened. FHA/Ginnie Mae permanent loan certificates and construction/ permanent loan certificates tightened to Treasuries by approximately 6 and 13 basis points (bps), respectively. Fannie Mae DUS security spreads on the benchmark 10/9.5s tightened by 7 bps. The HIT had a combined 17.1% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 26.7% in fixed-rate single-asset DUS securities of various structures at the end of January, where there were no such securities in the Barclay’s Aggregate.

●	The portfolio’s short relative duration versus the benchmark as rates were higher across the belly and long end of the curve. While the two-year rate tightened by 1 bp, the 5-, 7-, 10-, and 30-year rates increased by approximately 6, 11, 15, and 18 bps, respectively.
●	The portfolio’s underweight to Treasuries, the biggest underperformer on an excess return basis. The HIT portfolio had a 4.8% allocation to the sector versus 37.2% in the Barclays Aggregate at month end.

Negative impacts to HIT’s relative performance included:

●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the best performing major sector in the Index, with a 24-bps excess return. The HIT was underweight to this sector with a 13.0% allocation versus 27.0% in the Barclays Aggregate at month end.
●	Performance by corporate bonds, the second best performing major sector in the Barclays Aggregate, posting an excess return of 3 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 27.0% of the Index as of January 31, 2021.

●	The portfolio’s overweight to spread-based assets as swap spreads widened across most maturities. Two-year spreads were relatively flat, while the 5-, 7-, and 10-year spreads increased by approximately 3, 4, and 4 bps, respectively. At the end of January, 93.1% of the HIT’s portfolio was invested in spread-based assets (6.9% in cash/cash equivalents and Treasuries) compared to 62.8% spread assets in the Barclays Aggregate (37.2% in Treasuries).
●	The portfolio’s underweight to the lowest credit quality sector of the investment grade universe, whose excess returns were the second highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 11, 22, -7, and 17 bps, respectively. Approximately 91.5% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee, compared to 70.1% for the Barclays Aggregate at month end.

Market Data

January 2021 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.96%	0	7.10
Agencies	-0.27%	7	4.00
Single family agency MBS (RMBS)	0.08%	24	2.20
Corporates	-1.28%	3	8.70
Commercial MBS (CMBS)	-0.03%	47	5.26
Asset-backed securities (ABS)	0.14%	17	2.07
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/20	1/31/21	Change
1 Month	0.030%	0.046%	0.015%
3 Month	0.058%	0.048%	-0.010%
6 Month	0.081%	0.066%	-0.015%
1 Year	0.104%	0.076%	0.028%
2 Year	0.121%	0.109%	0.012%
3 Year	0.165%	0.170%	0.005%
5 Year	0.361%	0.419%	0.059%
7 Year	0.643%	0.755%	0.111%
10 Year	0.913%	1.065%	0.152%
20 Year	1.440%	1.642%	0.202%
30 Year	1.645%	1.829%	0.184%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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Portfolio Data as of January 31, 2021

Net Assets	$6,759.61 million
Portfolio Effective Duration	5.872 years	Convexity	0.232
Portfolio Average Coupon	2.83%	Maturity	10.23 years
Portfolio Yield to Worst[1]	1.50%	Portfolio Current Yield[1]	2.66%
Number of Holdings	922	Average Price[2]	106.81

Sector Allocations: 3

Multifamily Investments	77.88%	CMBS – Agency Multifamily*	67.82%
Agency Single-Family MBS	13.77%	Agency Single-Family MBS	13.77%
U.S. Treasury	4.75%	U.S. Treasury Notes/Bonds	4.75%
AAA Private-Label CMBS	1.44%	State Housing Permanent Bonds	6.28%
Cash & Short-Term Securities	2.16%	State Housing Construction Bonds	1.94%
		Direct Construction Loans	3.27%
		Cash & Short-Term Securities	2.16%
		*Includes multifamily MBS (60.34%), MF Construction MBS (6.05%), and AAA Private-Label CMBS (1.44%).
Quality Distribution: [3]
U.S. Government or Agency	85.99%
AAA	3.33%
AA	5.25%
A	0.00%
Not Rated	3.27%
Cash	2.16%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	2.16%	5-5.99 years	14.92%	0 – 1 year	3.67%
0-0.99 years	7.20%	6-6.99 years	5.83%	1 – 2.99 years	11.81%
1-1.99 years	11.74%	7-7.99 years	4.55%	3 – 4.99 years	22.74%
2-2.99 years	9.83%	8-8.99 years	6.17%	5 – 6.99 years	28.82%
3-3.99 years	7.40%	9-9.99 years	6.65%	7 – 9.99 years	21.75%
4-4.99 years	14.61%	Over 10 years	8.95%	10 – 19.99 years	6.20%
				Greater than 20 years	5.01%

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1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on total investments and including unfunded commitments.

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